Exhibit 10.1

AMENDMENT NO. 2

Dated as of October 21, 2004

to

THIRD AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of October 23, 2003

     THIS AMENDMENT NO. 2 (this “Amendment”) dated as of October 21, 2004 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).

PRELIMINARY STATEMENTS

               A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Third Amended and Restated Transfer and Administration Agreement dated as of October 23, 2003 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

               B. The parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth and to provide for the removal of Société Générale (“SG”) and Asset One Securitization, LLC (“Asset One”) as parties to the TAA.

               NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Amendments to TAA. Effective as of the Effective Date (as defined below), the TAA is amended as follows:

1.1 The definition of “Commitment Termination Date” in Section 1.1 of the TAA is amended to change the date set forth therein from “October 21, 2004” to “October 20, 2005.”

1.2 The definition of “FMCAG Bank Revolver” in Section 1.1 of the TAA is amended to read as follows:

1

“FMCAG Bank Revolver” means the Amended and Restated Credit Agreement dated as of February 21, 2003 among FMCAG, FMCH and FMC FINANCE II S.à.r.l., as borrowers, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

1.3 The definition of “Termination Date” in Section 1.1 of the TAA is amended to change the date set forth in clause (v) thereof from “October 21, 2004” to “October 20, 2005.”

1.4 Section 10.3 of the TAA and Schedule I to the TAA are each hereby amended to delete the notice addresses for SG and Asset One.

1.5 Schedule II to the TAA is amended in its entirety to read as set forth on the amended Schedule II attached hereto.

1.6 Exhibit Q to the TAA is amended as follows:

(a) the name “FMC Dialysis Services — Oregon, LLC” is replaced with the name “Fresenius Medical Care Dialysis Services — Oregon, LLC”;

(b) the name “FMC Dialysis Services Colorado, LLC” is replaced with the name “Fresenius Medical Care Dialysis Services Colorado, LLC”;

(c) the name “Bio-Medical Applications of New York, Inc.” is replaced with the name “FMS New York, Inc.”; and

(d) the following entities are deleted from the list of Transferring Affiliates set forth therein:

(i) Bio-Medical Applications of Essex, Inc.;

(ii) Fresenius USA of Puerto Rico, Inc.;

(iii) Home Intensive Care, Inc.;

(iv) Prime Medical, Inc.; and

(v) Renal Scientific Services, Inc.

     SECTION 2. Removal of SG and Asset One.

2.1 SG hereby confirms that the Aggregate Unpaids owing to SG (in its capacity as a Bank Investor and Administrative Agent) and Asset One, if paid no later than 2:00 p.m. New York time on October 21, 2004 (the “Payout Date”) in same day funds, will be $16,469,096.94 (the “Payout Amount”). The Payout Amount includes, without limitation, (i) the aggregate outstanding Net Investment held by SG and Asset One, (ii) all accrued and unpaid Discount owing to SG and Asset One and (ii) all fees, expenses and other amounts payable to SG and Asset One under the Transaction Documents. Each of the parties hereto hereby acknowledges and agrees that upon receipt by SG of the Payout Amount on the Payout Date as described above, SG and Asset One will cease to be parties to the TAA and will have no further rights, obligations or

2

liabilities thereunder; provided, however, that (i) the rights and remedies of SG and Asset One with respect to any representation and warranty made or deemed to be made by the Transferor pursuant to the TAA, (ii) the rights of SG and Asset One under the indemnification and payment provisions of Article VIII of the TAA, and (iii) the agreement of SG and Asset One set forth in Section 10.9 of the TAA, shall be continuing and shall survive payment of the Payout Amount and the removal of SG and Asset One as parties to the TAA. The Payout Amount shall be payable in immediately available funds on the Payout Date in accordance with such wiring instructions as SG may furnish to the Transferor.

2.2 The parties hereto acknowledge that an adjustment to the Net Investment held by the respective Related Groups is required to be made on the Effective Date in order to ensure that the Net Investment held by the Investors in each Related Group is proportional to their respective Related Group Limits (as determined after giving effect to this Amendment). Accordingly, on the Effective Date, the Transferor shall request such Incremental Transfers, and make such repayments, in each case a non-pro rata basis among the Related Groups, such that by the close of business on the Effective Date the Net Investment held by the Investors in the respective Related Groups shall be proportional to their respective Related Group Limits.

          SECTION 3. Consent to Amendment of Receivables Purchase Agreement and Amendment of the Transferring Affiliates Letter. Each of the parties hereto hereby acknowledges and consents to the execution and delivery of (i) the amendment to the Receivables Purchase Agreement in the form attached as Exhibit A, to be entered into by and between the Transferor and the Seller as of October 21, 2004, and (ii) the amendment to the Transferring Affiliate Letter in the form attached as Exhibit B, to be entered into by and between the Seller and the Transferring Affiliates as of October 21, 2004.

          SECTION 4. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to the satisfaction of the following conditions:

(a) the Agent shall have received counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent;

(b) to the extent requested by any Conduit Investor, such Conduit Investor shall have received confirmation from each applicable Rating Agency that the execution and delivery of this Amendment will not result in the reduction or withdrawal of the then current ratings of its Commercial Paper; and

(c) the Agent shall have received a reaffirmation of the Parent Agreement in substantially the form attached hereto as Exhibit C.

          SECTION 5. Covenants, Representations and Warranties of the Transferor and the Collection Agent.

3

               5.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

               5.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

          SECTION 6. Reference to and Effect on the TAA.

               6.1 Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

               6.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

               6.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

          SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION, as Transferor
By:	/s/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Treasurer

NATIONAL MEDICAL CARE, INC., as Collection Agent
By:	/s/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Treasurer

Signature Page
Amendment No. 2 to Third Amended and Restated
Transfer and Administration Agreement

PARADIGM FUNDING LLC, as a Conduit Investor
By:	/s/ Douglas K. Johnson
	Name:	Douglas K. Johnson
	Title:	President

WESTLB AG, NEW YORK BRANCH, as Agent, an Administrative Agent and as a Bank Investor
By:	/s/ Matthew F. Tallo
	Name:	Matthew F. Tallo
	Title:	Director

By:	/s/ Anne Lacombe
	Name:	Anne Lacombe
	Title:	Director

Signature Page
Amendment No. 2 to Third Amended and Restated
Transfer and Administration Agreement

GIRO MULTI-FUNDING CORPORATION, as a Conduit Investor
By:	/s/ Matthew Dorr
	Name:	Matthew Dorr
	Title:	Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as an Administrative Agent
By:	/s/ Alexander Kohnert
	Name:	Alexander Kohnert
	Title:	Senior Vice President

By:	/s/ Lori-Ann Wynter
	Name:	Lori-Ann Wynter
	Title:	Vice President

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, as a Bank Investor
By:	/s/ Norman McClave
	Name:	Norman McClave III
	Title:	First Vice President

By:	/s/ Lori-Ann Wynter
	Name:	Lori-Ann Wynter
	Title:	Vice President

Signature Page
Amendment No. 2 to Third Amended and Restated
Transfer and Administration Agreement

ASSET ONE SECURITIZATION, LLC, as a Conduit Investor
By:	/s/ Douglas K. Johnson
	Name:	Douglas K. Johnson
	Title:	President

SOCIÉTÉ GÉNÉRALE, as an Administrative Agent and as a Bank Investor
By:	/s/ Sharyanne McSwain
	Name:	Sharyanne McSwain
	Title:	Director

By:	/s/ Suzanne M. Tayler
	Name:	Suzanne M. Tayler
	Title:	Vice President

Signature Page
Amendment No. 2 to Third Amended and Restated
Transfer and Administration Agreement

LIBERTY STREET FUNDING CORP., as a Conduit Investor
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as an Administrative Agent and as a Bank Investor
By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

Signature Page
Amendment No. 2 to Third Amended and Restated
Transfer and Administration Agreement

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE, as a Bank Investor
By:	/s/ Jens Döring
	Name:	Jens Döring
	Title:	Assistant Vice President

By:	/s/ Pia Horlebein
	Name:	Pia Horlebein
	Title:	Associate

Signature Page
Amendment No. 2 to Third Amended and Restated
Transfer and Administration Agreement

AMENDED SCHEDULE II

to

THIRD AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

COMMITMENTS OF BANK INVESTORS

Bank Investor	Commitment
WestLB AG, New York Branch	$145,000,000
Bayerische Landesbank, Cayman Islands Branch	$140,000,000
Scotiabank	$120,000,000
Landesbank Hessen — Thueringen Girozentrale	$55,000,000